LAND COURT SYSTEM



REGULAR SYSTEM
Return By:  Mail (   )
Pickup (   )  To:

Diana S. Barber, Esq.
The Ritz-Carlton Hotel
Company, L.L.C.
3414 Peachtree Road, N.E.
Suite 300
Atlanta, Georgia   30326







Tax Map Key:  4-2-004-021 (2)
Tax Map Key:  4-2-004-015 & 014 (2)
0129600.KYS

            SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
                                (GROUND LESSOR)

         THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter referred to as this "Agreement"), made and entered into as of the 24TH day of FEBRUARY , 1996, but effective January 1, 1996, by and among NI HAWAII RESORT, INC., a Hawaii corporation (hereinafter referred to as "Owner"), KAPALANI, L.P., a Delaware limited partnership (hereinafter referred to as "Operator"), and MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation (hereinafter referred to as "Ground Lessor") (which terms "Owner", "Operator" and "Ground Lessor" shall include the successors and assigns of the respective parties).

                               WITNESSETH THAT:

         WHEREAS, Ground Lessor has leased to Owner that certain real property described on EXHIBIT A, attached hereto and incorporated herein by this reference (such real property and the improvements located or to be located thereon are hereinafter collectively referred to as the "Property") pursuant to that certain Hotel
Ground Lease dated January 9, 1996, but effective as of January 1, 1996 (the "Lease Agreement"); and

         WHEREAS, Owner and Operator have entered into that certain Amended and Restated Operating Agreement, effective January 1, 1996 (hereinafter referred to as the "Operating Agreement") providing the terms, conditions and limitations under which Operator will manage a luxury hotel located upon the Property on behalf of Owner; and

         WHEREAS, Operator desires that Ground Lessor recognize Operator's rights under the Operating Agreement in the event of enforcement of Ground Lessor's rights under the Lease Agreement, and Operator is willing to subordinate the Operating Agreement to the Lease Agreement and to attorn to a transferee of the Property, if any, upon enforcement of Ground Lessor's rights under the Lease Agreement if such transferee will recognize Operator's rights under the Operating Agreement.

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises and covenants of the parties hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Operating Agreement and the rights of Operator thereunder are and shall at all times be subordinate to the Lease
Agreement and to any and all renewals, modifications, consolidations, replacements and extensions thereof, subject to the terms and conditions set forth in this Agreement.

         2. So long as the Operating Agreement is in full force and effect and Operator is not in default under Article 11 thereof (beyond any periods given Operator to cure such default), Operator's rights and privileges under the Operating Agreement shall not be terminated, disturbed, diminished or interfered with by any steps or proceedings taken by Ground Lessor in the exercise of any of Ground Lessor's rights under the Lease Agreement.

         3. If the interest of Ground Lessor in the Property shall be transferred by any reason whatsoever and so long as the Operating Agreement is in full force and effect and Operator is not in default under Article 11 thereof (beyond any periods given Operator to cure such default), the Operating Agreement and all rights of Operator thereunder shall continue in full force and effect and shall not be terminated, disturbed, diminished or interfered with by the transferee of said interest of Ground Lessor except in accordance with the terms of the Operating Agreement and in such event, Operator shall be bound to such transferee (which may include, without limitation, Ground Lessor) under all of the terms, covenants and conditions of the Operating Agreement for the remainder of the Operating Term (as defined in the Operating Agreement) and any extensions thereof with the same force and effect as if such transferee were the "Owner" under the Operating Agreement; provided, however, that Operator shall be under no obligation to pay any sums to such transferee or otherwise perform under the Operating Agreement until (x) Operator receives written notice from Ground Lessor that such transferee has succeeded to the interest of Owner under the Operating Agreement or the Lease Agreement as the case may be, and (y) such transferee shall have agreed to be bound to Operator under the terms, covenants and conditions of the Operating Agreement, except that such transferee shall not be (i) liable for any liability, obligation, act or omission of any prior owner of the Property (including Ground Lessor and Owner) or (ii) bound by any sums which Operator might have paid to any prior owner of the Property (including Ground Lessor and Owner) or (iii) bound by any amendment or modification of the Operating Agreement made without the consent of Ground Lessor.

         4. Any notice or other communication which is provided for or required by Ibis Agreement must be in writing and may be delivered in person to any party or may be sent by courier or registered or certified U.S. mail, with postage prepaid, return receipt requested. Any such notice or other written communication shall be deemed received by the party to whom it is sent
(i) in the case of personal delivery, on the date of delivery to the party to whom such notice is addressed as evidenced by a written receipt signed on behalf of such party, (ii) in the case of courier delivery, the date receipt is acknowledged by the party to whom such notice is addressed as evidenced by a written receipt signed on behalf of such party, and (iii) in the case of registered or certified mail the date receipt of acknowledgement on the return receipt for such notice. For purposes of notices, the addresses of the parties hereto shall be as follows, which address may be changed at any time by written notice given in accordance with this provision:

         If to Owner:

         NI Hawaii Resort, Inc.
         c/o 745 Fort Street
         8th Floor, Hawaii Tower
         Honolulu, Hawaii   96813
         Attention:  _________________________________________

         If to Operator:

         Kapalani, L.P.
         c/o The Ritz-Carlton Hotel Company, L.L.C.
         3414 Peachtree Road
         300 Monarch Plaza
         Atlanta, Georgia  30326
         Attn:  General Counsel

         If to Ground Lessor:

         Maul Land & Pineapple Company, inc.
         120 Kane Street
         Post Office Box 187
         Kahului, Maui, Hawaii 96732
         Attention:  Executive Vice President

Failure of, or delay in delivery of any copy of a notice or other written communication shall not impair the effectiveness of such notice or written communication given to any party to this Agreement as specified herein. The parties agree that upon giving any notice or other written communication in accordance with the foregoing procedure they snail each then use their reasonable efforts to advise the other party by telephone that a written communication has been sent under this Agreement; such telephonic advice shall not impair the effectiveness of any written communication otherwise given in accordance with this Section.

         5. This Agreement may not be altered, modified or amended except in writing signed by all of the parties hereto.

         6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         7. This Agreement may be executed in counterparts, each of which shall be deemed an original regardless of the date of its execution and delivery. All of such counterparts together shall constitute one and the same document, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original or the same counterparts. For all purposes, including, without limitation, recordation, filing and delivery of this document, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.


                                       OWNER:

                                       NI HAWAII RESORT, INC., a Hawaii
                                       corporation


                                       By   /S/ TORU OKUYAMA
                                           Toru Okuyama
                                           Its Vice President


                                       OPERATOR:

                                       KAPALANI, L.P., a Delaware limited
                                       partnership

                                       By  CORPORATE GENERAL, INC., a Delaware
                                           corporation, as General Partner


                                           By  /S/ J. RICHARD STEPHENS
                                              J. Richard Stephens
                                              Its Executive Vice President


                                       GROUND LESSOR:

                                       MAUI LAND & PINEAPPLE COMPANY, INC.


                                       By   /S/ DON YOUNG
                                           Don Young
                                           Its Executive Vice President


                                       By   /S/ PAUL J. MEYER
                                           Paul J. Meyer
                                           Its Executive Vice President/Finance

STATE OF HAWAII                  )
                                 )  SS:
COUNTY OF MAUI                   )

            On this  24TH   day of    FEBRUARY     , 1996 before me
appeared TORU OKUYAMA, to me personally known, who, being by me duly sworn did say that he is the Vice President of NI HAWAII RESORT, INC., a Hawaii corporation; that said instrument was signed in the name and on behalf of said corporation by authority of its Board of Directors; and said officer acknowledged that said officer executed said instrument as the free act and deed of said corporation.


                                        /S/ DEBRA A. MAHON
                                       Notary Public, State of Hawaii
                                       My Commission expires:
                                           OCT. 1, 1996


STATE OF CALIFORNIA              )
                                 ) SS.
COUNTY OF                        )

            On this    26TH            day of  FEBRUARY         ,
1996, before me appeared J. RICHARD STEPHENS, to me personally known, who, being by me duly sworn, did say that he is the Executive Vice President of CORPORATE GENERAL, INC., a Delaware corporation, the general partner of KAPALANI, L.P., a Delaware limited partnership, and that said instrument was signed in the name and on behalf of said corporation by authority of its Board of Directors and said officer acknowledged said instrument as the free act and deed of said corporation as such general partner of said general partnership.


                                        /S/ RENE R. RUSSELL

                                       Notary Public, State of California
                                       My Commission expires:
                                           02/05/00

STATE OF HAWAII                  )
                                 )  SS:
COUNTY OF MAUI                   )

            On this     24TH           day of  FEBRUARY     , 1996,
before me appeared DON YOUNG and PAUL J. MEYER, to me personally known, who, being by me duly sworn, did say that they are the Executive Vice President and Executive Vice President/Finance, respectively, of MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation; that said instrument was signed in the name and on behalf of said corporation by authority of its Board of Directors; and said officers acknowledged that they executed said instrument as the free act and deed of said corporation.


                                         /S/ DEBRA A. MAHON

                                       Notary Public, State of Hawaii
                                       My Commission expires:
                                           OCT. 1, 1996